EXHIBIT 99.1

PRESS RELEASE

FIRSTFED BANCORP, INC. ANNOUNCES PROPOSED GOING PRIVATE TRANSACTION

Bessemer, AL. – September 8, 2005 – FirstFed Bancorp, Inc. (NASDAQ: FFDB) (the “Company”), the holding company for First Financial Bank (the “Bank”), announced today that the Company’s Board of Directors has approved proceeding with a proposed going private transaction. The proposed transaction would reduce the number of stockholders of record to less than 100. This would be accomplished by certain stockholders receiving cash at a price equal to the fair value per share of the common stock, which price the Board of Directors will establish based on an independent valuation by a qualified valuation firm and other factors. Following the transaction, the surviving entity would continue operations of the Company as a privately held corporation that would not be required to file periodic public reports with the Securities and Exchange Commission (the “SEC”). In addition, the Company would elect to be taxed as a Subchapter S corporation.

The Board of Directors believes that there are a number of advantages of the proposed transaction, including relief from the significant burden and costs associated with regulatory and reporting requirements and the election of S corporation status to reduce corporate income tax liability.

The Company intends to finance the transaction with a combination of debt and equity financing. Debt financing will be in the form of a third party loan to the Company’s ESOP to finance the ESOP’s purchase of approximately 24% of the outstanding shares. The Company also intends to offer shares of common stock in a private offering. Although the Company has no purchase commitments at this time, it anticipates that directors and executive officers of the Company and certain other current stockholders may purchase shares in the private offering.

Consummation of the proposed transaction would be conditioned upon the filing of the requisite reports with the SEC, review by and consent of the Federal Reserve, approval of the Company’s stockholders, the ESOP debt financing, the sale of stock in the private offering, and other conditions. Therefore, there is no assurance that the transaction will be consummated.

The Company is headquartered in Bessemer, Alabama, and the Bank operates through its main/executive office in Bessemer and full-service offices in Centreville, Hoover, Hueytown, Pelham, Vance, West Blocton and Woodstock.

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THIS PRESS RELEASE MAY CONTAIN “FORWARD-LOOKING STATEMENTS” AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES BECAUSE OF THE POSSIBILITY OF CHANGES IN UNDERLYING FACTORS AND ASSUMPTIONS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS FOR A VARIETY OF FACTORS INCLUDING, AMONG OTHERS: THE ABILITY OF THE COMPANY AND OTHERS TO OBTAIN VARIOUS REGULATORY APPROVALS/CONSENTS TO PROCEED WITH THE PROPOSED TRANSACTION; THE ABILITY OF THE COMPANY TO OBTAIN STOCKHOLDER APPROVAL OF THE PROPOSED TRANSACTION; AND THE ABILITY OF THE COMPANY TO SUCCESSFULLY FINANCE THE TRANSACTION. BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS PRESS RELEASE OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

THE COMPANY WILL FILE A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION WITH THE SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS WILL BE ABLE TO OBTAIN THESE DOCUMENTS FREE OF CHARGE FROM THE COMPANY, ATTENTION: LYNN J. JOYCE, SECRETARY AND CHIEF FINANCIAL OFFICER, 1630 FOURTH AVENUE NORTH, BESSEMER, AL 35020.

THE DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER MEMBERS OF MANAGEMENT OF THE COMPANY MAY BE SOLICITING PROXIES IN FAVOR OF THE PROPOSED GOING PRIVATE TRANSACTION FROM THE COMPANY’S STOCKHOLDERS. FOR INFORMATION ABOUT THESE DIRECTORS, EXECUTIVE OFFICERS AND MEMBERS OF MANAGEMENT, PLEASE REFER TO THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, WHICH IS AVAILABLE AT THE SEC’S WEBSITE (WWW.SEC.GOV) AND FROM THE COMPANY AT THE ADDRESS PROVIDED IN THE PRECEDING PARAGRAPH.

THIS PRESS RELEASE IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON STOCK.

Contact:

FirstFed Bancorp, Inc.

B. K. Goodwin III
Chairman, President and CEO
or
Lynn J. Joyce
Secretary and Chief Financial Officer

(205) 428-8472